Exhibit 10.02

EXECUTION VERSION

INTERCREDITOR AGREEMENT

BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION,

AS DIP ABL AGENT,

AND

DDJ CAPITAL MANAGEMENT, LLC,

AS DIP TERM AGENT,

DATED AS OF MARCH 10, 2009

TABLE OF CONTENTS

Page

ARTICLE 1

DEFINITIONS

2

Section 1.1

UCC DEFINITIONS

2

Section 1.2

OTHER DEFINITIONS

2

Section 1.3

RULES OF CONSTRUCTION

12

ARTICLE 2

LIEN PRIORITY

12

Section 2.1

AGREEMENT TO SUBORDINATE

12

Section 2.2

WAIVER OF RIGHT TO CONTEST LIENS

13

Section 2.3

REMEDIES STANDSTILL

14

Section 2.4

EXERCISE OF RIGHTS

15

Section 2.5

NO NEW LIENS

17

ARTICLE 3

ACTIONS OF THE PARTIES

18

Section 3.1

CERTAIN ACTIONS PERMITTED

18

Section 3.2

AGENT FOR PERFECTION

18

Section 3.3

SHARING OF INFORMATION AND ACCESS

18

Section 3.4

INSURANCE

19

Section 3.5

NO ADDITIONAL RIGHTS FOR THE CREDIT PARTIES HEREUNDER

19

Section 3.6

ACTIONS UPON BREACH

19

Section 3.7

INSPECTION RIGHTS AND INSURANCE

19

ARTICLE 4

APPLICATION OF PROCEEDS

20

Section 4.1

APPLICATION OF PROCEEDS

20

Section 4.2

SPECIFIC PERFORMANCE

22

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

22

Section 5.1

NOTICE OF ACCEPTANCE AND OTHER WAIVERS

22

Section 5.2

MODIFICATIONS TO DIP ABL DOCUMENTS AND DIP TERM DOCUMENTS

23

Section 5.3

REINSTATEMENT AND CONTINUATION OF AGREEMENT

25

ARTICLE 6

INSOLVENCY PROCEEDINGS

26

Section 6.1

ASSET SALES

27

Section 6.2

SEPARATE GRANTS OF SECURITY AND SEPARATE CLASSIFICATION

27

Section 6.3

ENFORCEABILITY

28

Section 6.4

DIP ABL OBLIGATIONS UNCONDITIONAL

28

Section 6.5

DIP TERM OBLIGATIONS UNCONDITIONAL

28

ARTICLE 7

MISCELLANEOUS

29

Section 7.1

RIGHTS OF SUBROGATION

29

Section 7.2

FURTHER ASSURANCES

29

Section 7.3

REPRESENTATIONS

30

Section 7.4

AMENDMENTS

30

Section 7.5

ADDRESSES FOR NOTICES

30

Section 7.6

NO WAIVER, REMEDIES

31

Section 7.7

CONTINUING AGREEMENT, TRANSFER OF SECURED OBLIGATIONS

31

Section 7.8

GOVERNING LAW; ENTIRE AGREEMENT

31

Section 7.9

COUNTERPARTS

31

Section 7.10

NO THIRD PARTY BENEFICIARIES

31

Section 7.11

HEADINGS

32

Section 7.12

SEVERABILITY

32

Section 7.13

ATTORNEYS FEES

32

Section 7.14

VENUE; JURY TRIAL WAIVER

33

Section 7.15

INTERCREDITOR AGREEMENT

34

Section 7.16

NO WARRANTIES OR LIABILITY

34

Section 7.17

CONFLICTS

34

Section 7.18

INFORMATION CONCERNING FINANCIAL CONDITION OF THE CREDIT

35

PARTIES

-i-

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of March 10, 2009 between GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent (in such capacity, the “DIP ABL Agent) for the financial institutions party from time to time to the DIP ABL Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “Credit Agreement Lenders” and, together with affiliates thereof in their capacity as Bank Products Affiliates or Hedging Affiliates (in each case, as hereinafter defined), the “DIP ABL Lenders”) and DDJ CAPITAL MANAGEMENT, LLC, in its capacity as administrative agent (in such capacity, the “DIP Term Agent”) for the financial institutions party from time to time to the DIP Term Credit Agreement referred to below (the “DIP Term Lenders”).

RECITALS

A.

Pursuant to that certain Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement dated as of March 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “DIP ABL Credit Agreement”), by and among MILACRON INC. (the “Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (the Parent and such Subsidiaries are collectively referred to herein as “DIP ABL Borrowers” and individually as a “DIP ABL Borrower”), each other Subsidiary of the Parent listed as a “Credit Party” on the signature pages thereto, the Credit Agreement Lenders and the DIP ABL Agent, the Credit Agreement Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of DIP ABL Borrowers.

B.

Pursuant to certain guaranty agreements and security agreements dated as of the date hereof (the “DIP ABL Guaranties”) by the DIP ABL Guarantors in favor of the DIP ABL Agent, the DIP ABL Guarantors have agreed to guarantee the payment and performance of the Borrowers’ obligations under the DIP ABL Documents.

C.

As a condition to the effectiveness of the DIP ABL Credit Agreement and to secure the obligations of DIP ABL Borrowers and the DIP ABL Guarantors (DIP ABL Borrowers, the DIP ABL Guarantors and each other direct or indirect affiliate or shareholder (or equivalent) of Milacron or any of its affiliates that is now or hereafter becomes a party to any DIP ABL Document, collectively, the “DIP ABL Credit Parties”) under and in connection with the DIP ABL Documents, the DIP ABL Credit Parties have granted to the DIP ABL Agent (for the benefit of the DIP ABL Lenders including the Bank Products Affiliates and Hedging Affiliates) Liens on the Collateral.

D.

Pursuant to that certain Senior Secured SuperPriority Priming Debtor-In-Possession Credit Agreement dated as of March 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “DIP Term Credit Agreement”), among MILACRON INC. (the “DIP Term Borrower”), each guarantor party thereto, the banks, financial institutions and other institutional Lenders party thereto from time to time (the “DIP Term Lenders”) and the DIP Term Agent, the DIP Term Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of DIP Term Borrower.

E.

Pursuant to certain guaranty agreements contained in the DIP Term Credit Agreement (the “DIP Term Guaranties”) by the DIP Term Guarantors in favor of the DIP Term Agent, the DIP Term Guarantors have agreed to guarantee the payment and performance of DIP Term Borrower’ obligations under the DIP Term Documents.

F.

As a condition to the effectiveness of the DIP Term Credit Agreement and to secure the obligations of DIP Term Borrower and the DIP Term Guarantors (DIP Term Borrower, the DIP Term Guarantors and each other direct or indirect affiliate or shareholder (or equivalent) of Milacron or any of its affiliates that is now or hereafter becomes a party to any DIP Term Document, collectively, the “DIP Term Credit Parties”) under and in connection with the DIP Term Documents, the DIP Term Credit Parties have granted to the DIP Term Agent (for the benefit of the DIP Term Lenders) Liens on the Collateral.

G.

Each of the DIP ABL Agent (on behalf of the DIP ABL Lenders) and the DIP Term Agent (on behalf of the DIP Term Lenders) and, by their acknowledgment hereof, the Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1  UCC DEFINITIONS. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

SECTION 1.2  OTHER DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (a) any Person controlling, controlled by or under common control with any other Person, (b) with respect to any Person, any other Person who is an officer, director, managing member, partner, trustee or beneficiary of such Person, and (c) any Person who is a spouse, sibling, parent, grandparent, child or grandchild of a Person described in clauses (a) or (b) preceding. For purposes of this definition, “control” (including “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to either (a) vote 10% or more of the voting securities of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall mean this Intercreditor Agreement.

“Asset Sale Proceeds Account” shall mean a segregated deposit account under the sole control of the DIP Term Agent which contains only proceeds from the sale of DIP Term Priority Collateral and any interest earned thereon.

“Bank Products Affiliate” shall mean any Affiliate of any Credit Agreement Lender that has entered into a Bank Products Agreement with a DIP ABL Credit Party with the obligations of such DIP ABL Credit Party thereunder being secured by one or more DIP ABL Collateral Documents.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Bankruptcy Code” shall mean title 11 of the United States Code.

“Capital Stock” shall mean (a) in the case of a corporation, corporate stock, (b) in the case of an association, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.

“Cash Collateral” shall mean any Collateral consisting of Money or cash equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody’s Investors Service, Inc. and any successor thereto (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto (“Standard & Poor’s”); (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s.

“Collateral” shall mean all Property now owned or hereafter acquired by any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower or any DIP Term Guarantor in or upon which a Lien is granted or purported to be granted to the DIP ABL Agent or the DIP Term Agent under any of the DIP ABL Collateral Documents or the DIP Term Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security, Investment Property, Deposit Account, and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyright Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Credit Party of any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” shall mean (i) any and all other copyrights, in the United States or any other country, whether registered or unregistered, or published or unpublished, all registrations and recordings thereof and all applications in connection therewith, and (ii) the right to obtain all renewals of the foregoing.

“Credit Agreement Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“Credit Documents” shall mean the DIP ABL Documents and the DIP Term Documents.

“Credit Parties” shall mean the DIP ABL Credit Parties and the DIP Term Credit Parties.

“Debtor Relief Laws” shall mean the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or Canada or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

“DIP ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” under any DIP ABL Credit Agreement.

“DIP ABL Collateral Documents” shall mean all “Security Agreements” as defined in the DIP ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any DIP ABL Credit Agreement.

“DIP ABL Credit Agreement” shall mean the DIP ABL Credit Agreement (as such term is defined in the recitals to this Agreement) and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the DIP ABL Obligations, whether by the same or any other agent, lender or group of Lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“DIP ABL Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“DIP ABL Documents” shall mean the DIP ABL Credit Agreement, the DIP ABL Guaranties, the DIP ABL Collateral Documents, the Bank Product Agreements, the Hedging Agreements, those other ancillary agreements as to which the DIP ABL Agent or any DIP ABL Lender (including any Bank Products Affiliate and any Hedging Affiliate) is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any DIP ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the DIP ABL Agent, in connection with any of the foregoing or any DIP ABL Credit Agreement.

“DIP ABL Guaranties” shall have the meaning assigned to that term in the recitals to this Agreement.

“DIP ABL Guarantors” shall mean each subsidiary of Milacron listed on Schedule B hereto as an “DIP ABL Guarantor” and any other Person who becomes a guarantor under any of the DIP ABL Guaranties.

“DIP ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement and shall include all Bank Product Affiliates and Hedging Affiliates and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any DIP ABL Credit Agreement.

“DIP ABL Obligations” shall mean all of the “Obligations” as defined in the DIP ABL Credit Agreement, and all other amounts owing or due under the terms of the DIP ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time. This term includes, without limitation, all interest, fees, charges, expenses, attorneys’ fees and any other sum chargeable to any DIP ABL Credit Party under any of the DIP ABL Documents and shall also include, without limitation, all amounts that would become due and interest, fees and charges that would accrue but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Laws.

“DIP ABL Priority Collateral” shall mean all Collateral consisting of the following:

(1)

all Accounts and Receivables;

(2)

all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper);

(3)

(x) all Deposit Accounts (except for the DIP Term Loan Account (as defined in the DIP ABL Credit Agreement)) and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein and (y) all Securities, Security Entitlements, and Securities Accounts, in each case, to the extent constituting cash or Cash Equivalents or representing a claim to Cash Equivalents, except, in each case, for (a) any Asset Sale Proceeds Account and all deposits and other funds held therein and (b) any Deposit Account or Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein or any Securities Account and all cash and Cash Equivalents held therein, in each case, that constitute identifiable proceeds of DIP Term Priority Collateral and all deposits and other funds held therein, but in any event and regardless of the foregoing clauses (a), (b) and (c), including the accounts listed on Schedule A hereto;

(4)

all Inventory;

(5)

to the extent involving or governing any of the items referred to in the preceding clauses (1) through (4), all Documents, General Intangibles, Instruments (including, without limitation, Promissory Notes), and Letter of Credit Rights, provided that to the extent any of the foregoing also relates to DIP Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the DIP ABL Priority Collateral;

(6)

to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (5), all Supporting Obligations; provided that to the extent any of the foregoing also relates to DIP Term Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the DIP ABL Priority Collateral;

(7)

all books and Records relating to the foregoing (including without limitation all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic which contain any information relating to any of the foregoing);

(8)

all Proceeds of any of the foregoing (including without limitation, all insurance proceeds) and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that any Collateral, regardless of type, received in connection with a permitted disposition of or otherwise in exchange for DIP ABL Priority Collateral pursuant to the terms of the Credit Agreement shall be treated as DIP ABL Priority Collateral under this Agreement; and provided, further, that any Collateral regardless of type received in connection with a permitted disposition of or otherwise in exchange for DIP Term Priority Collateral pursuant to the terms of the DIP Term Credit Agreement, shall be treated as DIP Term Priority Collateral under this Agreement.

“DIP ABL Secured Parties” shall mean the DIP ABL Agent and the DIP ABL Lenders.

“DIP Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor trustee or collateral agent appointed under the DIP Term Credit Agreement or the DIP Term Collateral Documents and any agent of any of the foregoing.

“DIP Term Collateral Documents” shall mean all “Collateral Documents” as defined in the DIP Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the DIP Term Credit Agreement.

“DIP Term Credit Agreement” shall mean the DIP Term Credit Agreement (as such term is defined in the recitals to this Agreement) and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the DIP Term Obligations, whether by the same or any other agent, lender or group of Lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“DIP Term Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“DIP Term Documents” shall mean the DIP Term Credit Agreement, the DIP Term Guaranties, the DIP Term Collateral Documents, those other ancillary agreements as to which the DIP Term Agent or any DIP Term Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any DIP Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the DIP Term Agent, in connection with any of the foregoing or any DIP Term Credit Agreement.

“DIP Term Guarantors” shall mean each subsidiary of Milacron listed on Schedule B hereto as a “DIP Term Guarantor” and any other Person who becomes a guarantor under the DIP Term Credit Agreement.

“DIP Term Lender” shall have the meaning assigned to that term in the introduction to this Agreement and shall include each successor and assign thereof.

“DIP Term Obligations” shall mean all of the “Obligations” as defined in the DIP Term Credit Agreement, and all other amounts owing or due under the terms of the DIP Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time. This term includes, without limitation, all interest, fees, charges, expenses, attorneys’ fees and any other sum chargeable to any DIP Term Credit Party under any of the DIP Term Documents and shall also include, without limitation, all amounts that would become due and interest, fees and charges that would accrue but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any other provision of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Laws.

“DIP Term Priority Collateral” shall mean all Collateral, including, without limitation, the DIP Term Loan Account (as defined in the DIP ABL Credit Agreement), other than the DIP ABL Priority Collateral; provided, however, that any Collateral, regardless of type, received in connection with a permitted disposition of or otherwise in exchange for DIP Term Priority Collateral pursuant to the terms of the DIP Term Loan Agreement shall be treated as DIP Term Priority Collateral under this Agreement; provided, further, that any Collateral regardless of type received in connection with a permitted disposition of or otherwise in exchange for DIP ABL Priority Collateral pursuant to the terms of the Credit Agreement, shall be treated as DIP ABL Priority Collateral under this Agreement.

“DIP Term Secured Parties” shall mean the DIP Term Agent and the DIP Term Lenders.

“Discharge of DIP ABL Obligations” shall mean (a) the payment in full of the DIP ABL Obligations that are outstanding and unpaid at the time all indebtedness thereunder is paid in full including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) delivery of Money or backstop letters of credit in respect thereof in compliance with the terms of any DIP ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit), (b) the termination of all commitments to extend credit under the DIP ABL Documents, and (c) the delivery by the DIP ABL Agent of a written notice to the DIP Term Agent stating that the events described in clauses (a) and (b) have occurred to the satisfaction of the DIP ABL Secured Parties.

“Discharge of DIP Term Obligations” shall mean (a) the payment in full of the DIP Term Obligations that are outstanding and unpaid at the time the DIP Term Credit Agreement is paid in full, (b) the termination of all commitments to extend credit under the DIP Term Documents and (c) the delivery by the DIP Term Agent of a written notice to the DIP ABL Agent stating that the events described in clause (a) have occurred to the satisfaction of the DIP Term Secured Parties.

“Event of Default” shall mean an Event of Default under any DIP ABL Credit Agreement or the DIP Term Credit Agreement.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean:

(a)

the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to article 9 of the Uniform Commercial Code;

(b)

the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)

the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the Proceeds thereof;

(d)

the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)

the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f)

the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)

the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h)

the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral.

For avoidance of doubt, filing a proof of claim in bankruptcy court or seeking adequate protection (or any similar action in any foreign jurisdiction) shall not be deemed to be an Exercise of Secured Creditor Remedies.

“Existing Intercreditor Agreement” shall mean that certain Intercreditor Agreement dated as of June 10, 2004 by and among JPMorgan Chase Bank, Parent and U.S. Bank National Association, as trustee, as amended by that certain Supplement No. 1 to Intercreditor Agreement, dated as of the Closing Date, between JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), in its capacity as Departing ABL Agent, on behalf of itself and the Departing ABL Lenders (as defined therein), General Electric Capital Corporation, in its capacity as New ABL Agent, on behalf of itself and the New ABL Lenders (as defined therein), and U.S. Bank National Association, as trustee.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the Uniform Commercial Code including, without limitation, with respect to any Credit Party, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Credit Party is a party or under which such Credit Party has any right, title or interest or to which such Credit Party or any property of such Credit Party is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation (but limited as aforesaid), (i) all rights of such Credit Party to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Credit Party to damages arising thereunder, (iii) all equity that constitutes “general intangibles” and (iv) all rights of such Credit Party to perform and to exercise all remedies thereunder.

“Guarantor” shall mean any of the DIP ABL Guarantors or the DIP Term Guarantors.

“Hedging Affiliate” shall mean any Affiliate of any Credit Agreement Lender that has entered into a Hedging Agreement with an DIP ABL Credit Party with the obligations of such DIP ABL Credit Party thereunder being secured by one or more DIP ABL Collateral Documents.

“Hedging Agreement” shall mean any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada) and the Companies’ Creditors Arrangement Act (Canada).

“Intellectual Property” shall mean all rights, priorities and privileges provided under United States, multinational and foreign law relating to intellectual property, including without limitation, all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Lien” shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on contract, constitutional, common, or statutory law, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property.

“Lien Priority” shall mean with respect to any Lien of the DIP ABL Agent or the DIP Term Agent in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Party” shall mean the DIP ABL Agent or the DIP Term Agent, and “Parties” shall mean both the DIP ABL Agent and the DIP Term Agent.

“Patent License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Credit Party of any right to manufacture, use or sell any invention covered in whole or in part by a Patent to the extent that a grant of a security interest in such patent license is not prohibited by applicable law or the applicable patent agreement.

“Patents” shall mean (i) all letters patent of the United States or any other country and all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts (other than the Deposit Accounts which constitute DIP Term Priority Collateral), Securities Accounts, and Payment Intangibles, together with all Supporting Obligations, in each case composing a portion of the Collateral.

“Person” shall mean any natural person, corporation, limited liability company, unlimited liability company, limited partnership, general partnership, limited liability partnership, joint venture, trust, land trust, business trust, or other organization, irrespective of whether such organization is a legal entity, and shall include a government and any agency or political subdivision thereof.

“Priority Collateral” shall mean the DIP ABL Priority Collateral or the DIP Term Priority Collateral.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

“Receivable” shall mean any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Recovery” shall have the meaning set forth in Section 5.3.

“Secured Parties” shall mean the DIP ABL Secured Parties or the DIP Term Secured Parties.

 “Subsidiary” of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock of each class having ordinary voting power or other equity interests is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

 “Trade Secret Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Credit Party of any right in or to Trade Secrets, to the extent that a grant of a security interest in such Trade Secret License is not prohibited by applicable law or the applicable Trade Secret License.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret, including but not limited to: (a) the right to sue for past, present and future misappropriation or other violation of any trade secret, and (b) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trademark License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Credit Party of any right to use any Trademark, to the extent that a grant of a security interest in such Trademark License is not prohibited by applicable law or the applicable Trademark License.

“Trademarks” shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

SECTION 1.3  RULES OF CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term ‘or’ has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation.

ARTICLE 2

LIEN PRIORITY

SECTION 2.1  AGREEMENT TO SUBORDINATE.

(a)

Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the DIP ABL Agent or the DIP ABL Lenders in respect of all or any portion of the Collateral or of any Liens granted to the DIP Term Agent or the DIP Term Lenders in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the DIP ABL Agent or the DIP Term Agent (or DIP ABL Lender or DIP Term Lender) in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the DIP ABL Documents or the DIP Term Documents, (iv) whether the DIP ABL Agent or the DIP Term Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of the DIP ABL Agent or the DIP ABL Lenders or the DIP Term Agent or the DIP Term Lenders securing any of the DIP ABL Obligations or DIP Term Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the DIP Term Obligations or the DIP ABL Obligations, respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, the DIP ABL Agent, on behalf of itself and the DIP ABL Lenders, and the DIP Term Agent, on behalf of itself and the DIP Term Lenders, hereby agree that:

(1)

any Lien in respect of all or any portion of the DIP ABL Priority Collateral now or hereafter held by or on behalf of the DIP Term Agent or any DIP Term Lender that secures all or any portion of the DIP Term Obligations shall in all respects be junior and subordinate to all Liens granted to the DIP ABL Agent and the DIP ABL Lenders in the DIP ABL Priority Collateral to secure all or any portion of the DIP ABL Obligations;

(2)

any Lien in respect of all or any portion of the DIP ABL Priority Collateral now or hereafter held by or on behalf of the DIP ABL Agent or any ABL Lender that secures all or any portion of the DIP ABL Obligations shall in all respects be senior and prior to all Liens granted to the DIP Term Agent or any DIP Term Lender in the DIP ABL Priority Collateral to secure all or any portion of the DIP Term Obligations;

(3)

any Lien in respect of all or any portion of the DIP Term Priority Collateral now or hereafter held by or on behalf of the DIP ABL Agent or any ABL Lender that secures all or any portion of the DIP ABL Obligations shall in all respects be junior and subordinate to all Liens granted to (A) the DIP Term Agent and the DIP Term Lenders in the DIP Term Priority Collateral and (B) the Term Agent (as defined in the Existing Intercreditor Agreement) and the Term Noteholders (as defined in the Existing Intercreditor Agreement) in the Term Priority Collateral (as defined in the Existing Intercreditor Agreement) to secure all or any portion of the DIP Term Obligations; and

(4)

any Lien in respect of all or any portion of the DIP Term Priority Collateral now or hereafter held by or on behalf of (A) the DIP Term Agent or any DIP Term Lender or (B) the Term Agent (as defined in the Existing Intercreditor Agreement) or any Term Noteholder (as defined in the Existing Intercreditor Agreement) that secures all or any portion of the DIP Term Obligations or the Term Obligations (as defined in the Existing Intercreditor Agreement), as applicable, shall in all respects be senior and prior to all Liens granted to the DIP ABL Agent or any ABL Lender in the DIP Term Priority Collateral to secure all or any portion of the DIP ABL Obligations.

(b)

Notwithstanding any failure by any DIP ABL Secured Party or DIP Term Secured Party to perfect its security interests in the Collateral (to the extent any action is required for purposes of perfection) or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the DIP ABL Secured Parties or the DIP Term Secured Parties, the priority and rights as between the DIP ABL Secured Parties and the DIP Term Secured Parties with respect to the Collateral shall be as set forth herein.

(c)

The DIP Term Agent, for and on behalf of itself and the DIP Term Lenders, acknowledges and agrees that, concurrently herewith, the DIP ABL Agent, for the benefit of itself and the DIP ABL Lenders, has been granted Liens upon all of the Collateral in which the DIP Term Agent has been granted Liens and the DIP Term Agent hereby consents thereto. The DIP ABL Agent, for and on behalf of itself and the DIP ABL Lenders, acknowledges and agrees that, concurrently herewith, the DIP Term Agent, for the benefit of itself and the DIP Term Lenders, has been granted Liens upon all of the Collateral in which the DIP ABL Agent has been granted Liens and the DIP ABL Agent hereby consents thereto. The subordination of Liens by the DIP Term Agent and the DIP ABL Agent in favor of one another as set forth herein shall not be deemed to subordinate the DIP Term Agent’s Liens or the DIP ABL Agent’s Liens to the Liens of any other Person.

SECTION 2.2  WAIVER OF RIGHT TO CONTEST LIENS.

(a)

The DIP Term Agent, for and on behalf of itself and the DIP Term Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the DIP ABL Agent in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the DIP Term Agent, for itself and on behalf of the DIP Term Lenders, agrees that none of the DIP Term Agent or the DIP Term Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the DIP ABL Agent under the DIP ABL Documents with respect to the DIP ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the DIP Term Agent, for itself and on behalf of the DIP Term Lenders, hereby waives any and all rights it or the DIP Term Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the DIP ABL Agent seeks to enforce its Liens in any DIP ABL Priority Collateral.

(b)

The DIP ABL Agent, for and on behalf of itself and the DIP ABL Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the DIP Term Agent in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the DIP ABL Agent, for itself and on behalf of the DIP ABL Lenders, agrees that none of the DIP ABL Agent or the DIP ABL Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the DIP Term Agent or any DIP Term Lender under the DIP Term Documents with respect to the DIP Term Priority Collateral. Except to the extent expressly set forth in this Agreement, the DIP ABL Agent, for itself and on behalf of the DIP ABL Lenders, hereby waives any and all rights it or the DIP ABL Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, interfere with the manner in which the DIP Term Agent or any DIP Term Lender seeks to enforce its Liens in any DIP Term Priority Collateral.

SECTION 2.3  REMEDIES STANDSTILL.

(a)

The DIP Term Agent, on behalf of itself and the DIP Term Lenders, agrees that, until the date upon which the Discharge of DIP ABL Obligations shall have occurred, neither the DIP Term Agent nor any DIP Term Lender will Exercise Any Secured Creditor Remedies with respect to any of the DIP ABL Priority Collateral without the written consent of the DIP ABL Agent, and will not take, receive or accept any Proceeds of DIP ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of DIP ABL Priority Collateral in a Deposit Account controlled by the DIP Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the DIP ABL Agent. From and after the date upon which the Discharge of DIP ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the DIP ABL Agent), the DIP Term Agent or any DIP Term Lender may Exercise Any Secured Creditor Remedies under the DIP Term Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the DIP Term Agent or any DIP Term Lender is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(b)

The DIP ABL Agent, on behalf of itself and the DIP ABL Lenders, agrees that, until the date upon which the Discharge of DIP Term Obligations shall have occurred, neither the DIP ABL Agent nor any DIP ABL Lender will Exercise Any Secured Creditor Remedies with respect to the DIP Term Priority Collateral without the written consent of the DIP Term Agent, and will not take, receive or accept any Proceeds of the DIP Term Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of DIP Term Priority Collateral in a Deposit Account controlled by the DIP ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the DIP Term Agent. From and after the date upon which the Discharge of DIP Term Obligations shall have occurred (or prior thereto upon obtaining the written consent of the DIP Term Agent), the DIP ABL Agent or any DIP ABL Lender may Exercise Any Secured Creditor Remedies under the DIP ABL Documents or applicable law as to any DIP Term Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the DIP ABL Agent or any DIP ABL Lender is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

SECTION 2.4  EXERCISE OF RIGHTS.

(a)

Notice of DIP ABL Agent’s Lien. Without limiting Section 2.3 hereof, the DIP Term Agent, for and on behalf of itself and the DIP Term Lenders, hereby agrees that, until the date upon which the Discharge of DIP ABL Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the DIP Term Agent or any DIP Term Lender with respect to any DIP ABL Priority Collateral, the DIP Term Agent or such DIP Term Lender, as applicable, shall advise any purchaser or transferee of any DIP ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the DIP ABL Agent. In addition, the DIP Term Agent agrees, for and on behalf of itself and the DIP Term Lenders, that, until the date upon which the Discharge of DIP ABL Obligations shall have occurred, any notice of any proposed foreclosure or sale of any DIP ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the DIP ABL Agent’s prior Liens and that such Liens shall continue as against the DIP ABL Priority Collateral to be sold.

(b)

Notice of DIP Term Agent’s Lien. Without limiting Section 2.3 hereof, the DIP ABL Agent, for and on behalf of itself and the DIP ABL Lenders, hereby agrees that, until the date upon which the Discharge of DIP Term Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the DIP ABL Agent or any DIP ABL Lender with respect to the DIP Term Priority Collateral, the DIP ABL Agent or such DIP ABL Lender, as applicable, shall advise any purchaser or transferee of any DIP Term Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the DIP Term Agent. In addition, the DIP ABL Agent agrees, for and on behalf of itself and the DIP ABL Lenders, that, until the date upon which the Discharge of DIP Term Obligations shall have occurred, any notice of any proposed foreclosure or sale of any DIP Term Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the DIP Term Agent’s prior Liens and that such Liens shall continue as against the DIP Term Priority Collateral to be sold.

(c)

No Other Restrictions. Except as expressly set forth in this Agreement, each of the DIP Term Agent, each DIP Term Lender, the DIP ABL Agent, and each DIP ABL Lender shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Section 4.1 hereof. The DIP ABL Agent may enforce the provisions of the DIP ABL Documents, the DIP Term Agent may enforce the provisions of the DIP Term Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that each of the DIP ABL Agent and the DIP Term Agent agrees to provide to the other copies of any notices that it is required under applicable law to deliver to any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower or any DIP Term Guarantor; provided further, however, that the DIP ABL Agent’s failure to provide any such copies to the DIP Term Agent shall not impair any of the DIP ABL Agent’s rights hereunder or under any of the DIP ABL Documents and the DIP Term Agent’s failure to provide any such copies to the DIP ABL Agent shall not impair any of the DIP Term Agent’s rights hereunder or under any of the DIP Term Documents. Each of the DIP Term Agent, each DIP Term Lender, the DIP ABL Agent and each DIP ABL Lender agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the DIP Term Agent and each DIP Term Lender, against either the DIP ABL Agent or any other DIP ABL Secured Party, and in the case of the DIP ABL Agent and each DIP ABL Secured Party, against either the DIP Term Agent or any other DIP Term Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken.

(d)

Release of Liens.

(i)

In the event of any private or public sale of all or any portion of the DIP ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the DIP ABL Agent at any time prior to the date upon which the Discharge of DIP ABL Obligations shall have occurred (and irrespective of whether an Event of Default has occurred), the DIP Term Agent agrees, on behalf of itself and the DIP Term Lenders, that so long as the net cash proceeds of any such sale are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such DIP ABL Priority Collateral securing the DIP Term Obligations. In furtherance thereof, the DIP Term Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the DIP ABL Agent in connection therewith, so long as the net cash proceeds from such sale or other disposition of such DIP ABL Priority Collateral are applied in accordance with the terms of this Agreement. The DIP Term Agent hereby appoints the DIP ABL Agent and any officer or duly authorized person of the DIP ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the DIP Term Agent and in the name of the DIP Term Agent or in the DIP ABL Agent’s own name, from time to time, in the DIP ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii)

In the event of any private or public sale of all or any portion of the DIP Term Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the DIP Term Agent at any time prior to the date upon which the Discharge of DIP Term Obligations shall have occurred (and irrespective of whether an Event of Default has occurred), the DIP ABL Agent agrees, on behalf of itself and the DIP ABL Lenders, that so long as the net cash proceeds of any such sale are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such DIP Term Priority Collateral securing the DIP ABL Obligations. In furtherance thereof, the DIP ABL Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the DIP Term Agent in connection therewith, so long as the net cash proceeds from such sale or other disposition of such DIP Term Priority Collateral are applied in accordance with the terms of this Agreement. The DIP ABL Agent hereby appoints the DIP Term Agent and any officer or duly authorized person of the DIP Term Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the DIP ABL Agent and in the name of the DIP ABL Agent or in the DIP Term Agent’s own name, from time to time, in the DIP Term Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

SECTION 2.5  NO NEW LIENS.  (a) Until the date upon which the discharge of DIP ABL obligations shall have occurred, the parties hereto agree that no DIP Term Secured Party shall acquire or hold any Lien on any assets of any credit party securing any DIP term obligation which assets are not also subject to the Lien of the DIP ABL agent under the DIP ABL documents, subject to the Lien Priority set forth herein. If any DIP Term Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any credit party securing any DIP term obligation which assets are not also subject to the Lien of the DIP ABL agent under the DIP ABL documents, subject to the Lien Priority set forth herein, then the DIP Term Agent (or the relevant DIP Term Secured Party) shall, without the need for any further consent of any other DIP Term Secured Party and notwithstanding anything to the contrary in any other DIP term document be deemed to also hold and have held such Lien for the benefit of the DIP ABL agent as security for the DIP ABL obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the DIP ABL agent in writing of the existence of such Lien.

(b)

Until the date upon which the Discharge of DIP Term Obligations shall have occurred, the parties hereto agree that no DIP ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any DIP ABL Obligation which assets are not also subject to the Lien of the DIP Term Agent under the DIP Term Documents, subject to the Lien Priority set forth herein. If any DIP ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any DIP ABL Obligation which assets are not also subject to the Lien of the DIP Term Agent under the DIP Term Documents, subject to the Lien Priority set forth herein, then the DIP ABL Agent (or the relevant DIP ABL Secured Party) shall, without the need for any further consent of any other DIP ABL Secured Party and notwithstanding anything to the contrary in any other DIP ABL Document be deemed to also hold and have held such lien for the benefit of the DIP Term Agent as security for the DIP Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the DIP Term Agent in writing of the existence of such Lien.

ARTICLE 3

ACTIONS OF THE PARTIES

SECTION 3.1  CERTAIN ACTIONS PERMITTED. The DIP Term Agent and the DIP ABL Agent may make such demands or file such claims in respect of the DIP Term Obligations or the DIP ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

SECTION 3.2  AGENT FOR PERFECTION. The DIP ABL Agent, for and on behalf of itself and each DIP ABL Lender, and the DIP Term Agent, for and on behalf of itself and each DIP Term Lender, as applicable, each agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as representative for the other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral, subject to the terms and conditions of this Section 3.2. None of the DIP ABL Agent, the DIP ABL Lenders, the DIP Term Agent, or the DIP Term Lenders, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral is genuine or owned by any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the DIP ABL Agent and the DIP Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as representative for the other Party for purposes of perfecting the Lien held by the DIP Term Agent or the DIP ABL Agent, as applicable. The DIP ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the DIP Term Agent, the DIP Term Lenders, or any other Person. The DIP Term Agent is not and shall not be deemed to be a fiduciary of any kind for the DIP ABL Agent, the DIP ABL Lenders, or any other Person. In the event that (a) the DIP Term Agent or any DIP Term Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, or (b) the DIP ABL Agent or any DIP ABL Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then the DIP Term Agent, such DIP Term Lender, the DIP ABL Agent, or such DIP ABL Lender, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of clause (a), the DIP ABL Agent, or (ii) in the case of clause (b), the DIP Term Agent, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement.

SECTION 3.3  SHARING OF INFORMATION AND ACCESS. In the event that the DIP ABL Agent shall, in the exercise of its rights under the DIP ABL Collateral Documents or otherwise, receive possession or control of any books and Records of any DIP Term Credit Party which contain information identifying or pertaining to the DIP Term Priority Collateral, the DIP ABL Agent shall, upon request from the DIP Term Agent and as promptly as practicable thereafter, either make available to the DIP Term Agent such books and Records for inspection and duplication or provide to the DIP Term Agent copies thereof. In the event that the DIP Term Agent shall, in the exercise of its rights under the DIP Term Collateral Documents or otherwise, receive possession or control of any books and Records of any DIP ABL Credit Party which contain information identifying or pertaining to any of the DIP ABL Priority Collateral, the DIP Term Agent shall, upon request from the DIP ABL Agent and as promptly as practicable thereafter, either make available to the DIP ABL Agent such books and Records for inspection and duplication or provide the DIP ABL Agent copies thereof. In the event that the DIP Term Agent shall, in the exercise of its rights under the DIP Term Collateral Documents or otherwise, obtain title to any Intellectual Property previously owned by any of the DIP ABL Credit Parties, the DIP Term Agent hereby irrevocably grants the DIP ABL Agent a non-exclusive license or other right to use, without charge, such Intellectual Property as it pertains to the DIP ABL Priority Collateral in advertising for sale and selling any DIP ABL Priority Collateral.

SECTION 3.4  INSURANCE. Proceeds of Collateral include insurance proceeds and therefore the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The DIP ABL Agent shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to DIP ABL Priority Collateral and the DIP Term Agent shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to DIP Term Priority Collateral. The DIP ABL Agent shall have the sole and exclusive right, as against the DIP Term Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of DIP ABL Priority Collateral. The DIP Term Agent shall have the sole and exclusive right, as against the DIP ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of DIP Term Priority Collateral, All proceeds of such insurance shall be remitted to the DIP ABL Agent or the DIP Term Agent, as the case may be, and each of the DIP Term Agent and DIP ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

SECTION 3.5  NO ADDITIONAL RIGHTS FOR THE CREDIT PARTIES HEREUNDER. Except as provided in Section 3.6, if any DIP ABL Secured Party or DIP Term Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any DIP ABL Secured Party or DIP Term Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any DIP ABL Secured Party or DIP Term Secured Party.

SECTION 3.6  ACTIONS UPON BREACH. If any DIP Term Secured Party or any DIP ABL Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Credit Parties or the Collateral, the Credit Parties, with the prior written consent of the DIP ABL Agent or the DIP Term Agent, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any DIP ABL Secured Party or DIP Term Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of the Credit Parties.

SECTION 3.7  INSPECTION RIGHTS AND INSURANCE. (a) Without limiting any rights the DIP ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, the DIP ABL Agent and the DIP ABL Secured Parties may, at any time and whether or not the DIP Term Agent or any other DIP Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies (the “ABL Permitted Access Right”), during normal business hours on any business day, access DIP ABL Priority Collateral that (A) is stored or located in or on, (B) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (C) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), DIP Term Priority Collateral (collectively, the “ABL Commingled Collateral”) for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of inventory involving, taking possession of, moving, selling, storing or otherwise dealing with, or to Exercise Any Secured Creditor Remedies with respect to, the ABL Commingled Collateral (collectively, “ABL Permitted Access Purposes”), in each case without notice to, the involvement of or interference by any DIP Term Secured Party or liability to any DIP Term Secured Party. In addition, subject to the terms hereof, the DIP ABL Agent may advertise and conduct public auctions or private sales of the DIP ABL Priority Collateral without notice to, the involvement of or interference by any DIP Term Secured Party or liability to any DIP Term Secured Party.

(a)

The DIP Term Agent and the other DIP Term Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the DIP ABL Agent and the other DIP ABL Secured Parties from exercising the ABL Permitted Access Right.

(b)

Subject to the terms hereof, the DIP Term Agent may advertise and conduct public auctions or private sales of the DIP Term Priority Collateral without notice to, the involvement of or interference by any DIP ABL Secured Party or liability to any DIP ABL Secured Party.

ARTICLE 4

APPLICATION OF PROCEEDS

SECTION 4.1  APPLICATION OF PROCEEDS.

(a)

Revolving Nature of DIP ABL Obligations. The DIP Term Agent, for and on behalf of itself and the DIP Term Lenders, expressly acknowledges and agrees that (i) any DIP ABL Credit Agreement is a revolving commitment, that in the ordinary course of business, the DIP ABL Agent and the DIP ABL Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by the DIP ABL Agent upon any portion of the Collateral in connection with a permitted disposition under any DIP ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the DIP ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the DIP ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the DIP ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the DIP Term Secured Parties and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the DIP ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the DIP ABL Obligations at any time; provided, however, that from and after the date on which the DIP ABL Agent (or any DIP ABL Lender) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the DIP ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the DIP ABL Obligations or the DIP Term Obligations, or any portion thereof.

(b)

Application of Proceeds of DIP ABL Priority Collateral. The DIP ABL Agent and the DIP Term Agent hereby agree that all DIP ABL Priority Collateral, and all Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment of costs and expenses of the DIP ABL Agent or the DIP Term Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the DIP ABL Obligations in accordance with the DIP ABL Documents until the Discharge of DIP ABL Obligations shall have occurred,

third, to the payment of the DIP Term Obligations,

fourth, to the payment of the Senior Secured Notes (as defined in the DIP ABL Credit Agreement), and fifth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c)

Application of Proceeds of DIP Term Priority Collateral. The DIP ABL Agent and the DIP Term Agent hereby agree that all DIP Term Priority Collateral, and all Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment of costs and expenses of the DIP ABL Agent or the DIP Term Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the DIP Term Obligations in accordance with the DIP Term Documents until the Discharge of DIP Term Obligations shall have occurred,

third, to the payment of the Senior Secured Notes (as defined in the DIP ABL Credit Agreement),

fourth, to the payment of the DIP ABL Obligations; and

fifth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(d)

Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the DIP ABL Agent shall have no obligation or liability to the DIP Term Agent or to any DIP Term Lender, and the DIP Term Agent shall have no obligation or liability to the DIP ABL Agent or any DIP ABL Lender, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

(e)

Turnover of Cash Collateral After Discharge. Upon the Discharge of DIP ABL Obligations, the DIP ABL Agent shall deliver to the DIP Term Agent or shall execute such documents as the DIP Term Agent may reasonably request to enable the DIP Term Agent to have control over any Cash Collateral or Control Collateral still in the DIP ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of DIP Term Obligations, the DIP Term Agent shall deliver to the DIP ABL Agent or shall execute such documents as the DIP ABL Agent may reasonably request to enable the DIP ABL Agent to have control over any Cash Collateral or Control Collateral still in the DIP Term Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

SECTION 4.2  SPECIFIC PERFORMANCE. Each of the DIP ABL Agent and the DIP Term Agent is hereby authorized to demand specific performance of this Agreement, whether or not any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower or any DIP Term Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the DIP ABL Agent, for and on behalf of itself and the DIP ABL Lenders, and the DIP Term Agent, for and on behalf of itself and the DIP Term Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

SECTION 5.1  NOTICE OF ACCEPTANCE AND OTHER WAIVERS.

(a)

All DIP ABL Obligations at any time made or incurred by any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower or any DIP Term Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the DIP Term Agent, on behalf of itself and the DIP Term Lenders, hereby waives notice of acceptance, or proof of reliance by the DIP ABL Agent or any DIP ABL Lender on this Agreement, and notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the DIP ABL Obligations. All DIP Term Obligations at any time made or incurred by any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower  or any DIP Term Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the DIP ABL Agent, on behalf of itself and the DIP ABL Lenders, hereby waives notice of acceptance, or proof of reliance, by the DIP Term Agent or any DIP Term Lender of this Agreement, and notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the DIP Term Obligations.

(b)

None of the DIP ABL Agent, any DIP ABL Lender, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or

Proceeds thereof, except as specifically provided in this Agreement. If the DIP ABL Agent or any DIP ABL Lender honors (or fails to honor) a request by any DIP ABL Borrower for an extension of credit pursuant to any DIP ABL Credit Agreement or any of the other DIP ABL Documents, whether the DIP ABL Agent or any DIP ABL Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the DIP Term Credit Agreement or any other DIP Term Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the DIP ABL Agent or any DIP ABL Lender otherwise should exercise any of its contractual rights or remedies under any DIP ABL Documents (subject to the express terms and conditions hereof), neither the DIP ABL Agent nor any DIP ABL Lender shall have any liability whatsoever to the DIP Term Agent or any DIP Term Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The DIP ABL Agent and the DIP ABL Lenders shall be entitled to manage and supervise their loans and extensions of credit under any DIP ABL Credit Agreement and any of the other DIP ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the DIP Term Agent or any of the DIP Term Lenders have in the Collateral, except as otherwise expressly set forth in this Agreement. The DIP Term Agent, on behalf of itself and the DIP Term Lenders, agrees that neither the DIP ABL Agent nor any DIP ABL Lender shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the DIP ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)

None of the DIP Term Agent, any DIP Term Lender or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the DIP Term Agent or any DIP Term Lender honors (or fails to honor) a request by the DIP Term Borrower for an extension of credit pursuant to the DIP Term Credit Agreement or any of the other DIP Term Documents, whether the DIP Term Agent or any DIP Term Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any DIP ABL Credit Agreement or any other DIP ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the DIP Term Agent or any DIP Term Lender otherwise should exercise any of its contractual rights or remedies under the DIP Term Documents (subject to the express terms and conditions hereof), neither the DIP Term Agent nor any DIP Term Lender shall have any liability whatsoever to the DIP ABL Agent or any ABL Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The DIP Term Agent and the DIP Term Lenders shall be entitled to manage and supervise their loans and extensions of credit under the DIP Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the DIP ABL Agent or any DIP ABL Lender has in the Collateral, except as otherwise expressly set forth in this Agreement. The DIP ABL Agent, on behalf of itself and the DIP ABL Lenders, agrees that none of the DIP Term Agent or the DIP Term Lenders shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the DIP Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

SECTION 5.2  MODIFICATIONS TO DIP ABL DOCUMENTS AND DIP TERM DOCUMENTS.

(a)

The DIP Term Agent, on behalf of itself and the DIP Term Lenders, hereby agrees that, without affecting the obligations of the DIP Term Agent and the DIP Term Lenders hereunder, the DIP ABL Agent and the DIP ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the DIP Term Agent or any DIP Term Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the DIP Term Agent or any DIP Term Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the DIP ABL Documents in any manner whatsoever, including, to:

(i)

change the manner, place, time, or terms of payment or renew or alter, all or any of the DIP ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the DIP ABL Obligations or any of the DIP ABL Documents;

(ii)

retain or obtain a Lien on any Property of any Person to secure any of the DIP ABL Obligations, and in connection therewith to enter into any additional DIP ABL Documents;

(iii)

amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the DIP ABL Obligations;

(iv)

release its Lien on any Collateral or other Property;

(v)

exercise or refrain from exercising any rights against any DIP ABL Borrower, any DIP ABL Guarantor, or any other Person;

(vi)

retain or obtain the primary or secondary obligation of any other Person with respect to any of the DIP ABL Obligations; and

(vii)

otherwise manage and supervise the DIP ABL Obligations as the DIP ABL Agent shall deem appropriate.

(b)

The DIP ABL Agent, on behalf of itself and the DIP ABL Lenders, hereby agrees that, without affecting the obligations of the DIP ABL Agent and the DIP ABL Lenders hereunder, the DIP Term Agent and the DIP Term Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the DIP ABL Agent or any DIP

ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the DIP ABL Agent or any DIP ABL Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the DIP Term Documents in any manner whatsoever, including, to:

(i)

change the manner, place, time, or terms of payment or renew or alter, all or any of the DIP Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the DIP Term Obligations or any of the DIP Term Documents;

(ii)

retain or obtain a Lien on any Property of any Person to secure any of the DIP Term Obligations, and in connection therewith to enter into any additional DIP Term Documents;

(iii)

amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the DIP Term Obligations;

(iv)

release its Lien on any Collateral or other Property;

(v)

exercise or refrain from exercising any rights against the DIP Term Borrower, any DIP Term Guarantor, or any other Person;

(vi)

retain or obtain the primary or secondary obligation of any other Person with respect to any of the DIP Term Obligations; and

(vii)

otherwise manage and supervise the DIP Term Obligations as the DIP Term Agent shall deem appropriate.

Notwithstanding the foregoing, until the Discharge of the DIP ABL Obligations has occurred, the DIP Term Agent and the DIP Term Lenders shall not amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) the defined terms “Loan Document”, “Facility”, “Permitted Liens” and “Priority Collateral” as such terms appear in the DIP Term Documents as in effect on the date hereof, in a manner that would be adverse to the DIP ABL Agent or the DIP ABL Lenders without the prior written consent of the DIP ABL Agent.

(c)

The DIP ABL Agent hereby agrees to make no changes to the calculation of any Reserve (a defined in the DIP ABL Credit Agreement) against Borrowing Availability (as defined in the DIP ABL Credit Agreement) or referenced in Section 1.1 of the DIP ABL Credit Agreement, that would result in a reduction to Borrowing Availability, without the prior written consent of the Required Term Lenders except (i) any changes to advance rates to the extent necessary to preserve and protect the DIP ABL Collateral as a result of any collateral valuations or appraisals performed after the Closing Date, (ii) additional rent Reserves with respect to new locations of the Credit Parties or increases in the monthly rent payments required for existing locations and (iii) Reserves against Canadian assets to cover any Prior Claims (as defined in the

DIP ABL Credit Agreement) which may have priority over the Liens securing the DIP ABL Obligations.

SECTION 5.3  REINSTATEMENT AND CONTINUATION OF AGREEMENT.

(a)

If the DIP ABL Agent or any DIP ABL Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor, or any other Person any amount (a “Recovery”), then the DIP ABL Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the DIP ABL Agent, the DIP Term Agent, the DIP ABL Lenders, and the DIP Term Lenders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor in respect of the DIP ABL Obligations or the DIP Term Obligations. No priority or right of the DIP ABL Agent or any DIP ABL Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the DIP ABL Documents, regardless of any knowledge thereof which the DIP ABL Agent or any DIP ABL Lender may have.

(b)

If the DIP Term Agent or any DIP Term Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor, or any other Person a Recovery, then the DIP Term Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the DIP ABL Agent, the DIP Term Agent, the DIP ABL Lenders, and the DIP Term Lenders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, the DIP Term Borrower or any Guarantor in respect of the DIP ABL Obligations or the DIP Term Obligations. No priority or right of the DIP Term Agent or any DIP Term Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, or any DIP Term Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of the DIP Term Credit Agreement or any of the other DIP Term Documents, regardless of any knowledge thereof which the DIP Term Agent or any DIP Term Lenders may have.

ARTICLE 6

INSOLVENCY PROCEEDINGS

SECTION 6.1  ASSET SALES. The DIP Term Agent agrees, on behalf of itself and the DIP Term Lenders, that it will not oppose any sale consented to by the DIP ABL Agent of any DIP ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. The DIP ABL Agent agrees, on behalf of itself and the DIP ABL Lenders, that it will not oppose any sale consented to by the DIP Term Agent of any DIP Term Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. If such sale of Collateral includes both DIP ABL Priority Collateral and DIP Term Priority Collateral and the Parties are unable to agree on the allocation of the purchase price between the DIP ABL Priority Collateral and DIP Term Priority Collateral, either Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties.

SECTION 6.2  SEPARATE GRANTS OF SECURITY AND SEPARATE CLASSIFICATION. Each DIP Term Lender, the DIP Term Agent, each DIP ABL Lender and the DIP ABL Agent acknowledges and agrees that (i) the grants of Liens pursuant to the DIP ABL Security Documents and the DIP Term Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the DIP Term Obligations are fundamentally different from the DIP ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the DIP ABL Secured Parties and the DIP Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the DIP ABL Secured Parties and the DIP Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of DIP ABL Obligation claims and DIP Term Obligation claims against the Credit Parties (with the effect being that, to the extent that the aggregate value of the DIP ABL Priority Collateral or DIP Term Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the DIP ABL Secured Parties or the DIP Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the DIP ABL Secured Parties and the DIP Term Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

SECTION 6.3  ENFORCEABILITY. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

SECTION 6.4  DIP ABL OBLIGATIONS UNCONDITIONAL. All rights of the DIP ABL Agent hereunder, and all agreements and obligations of the DIP Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)

any lack of validity or enforceability of any DIP ABL Document;

(ii)

any change in the time, place or manner of payment of, or in any other term of, all or any portion of the DIP ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any DIP ABL Document;

(iii)

any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the DIP ABL Obligations or any guarantee or guaranty thereof; or

(iv)

any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the DIP ABL Obligations, or of any of the DIP Term Agent, or any Credit Party, to the extent applicable, in respect of this Agreement.

SECTION 6.5  TERM OBLIGATIONS UNCONDITIONAL. All agreements and obligations of the DIP ABL Agent and the Credit Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

(i)

any lack of validity or enforceability of any DIP Term Document;

(ii)

any change in the time, place or manner of payment of, or in any other term of, all or any portion of the DIP Term Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement refunding or restatement of any DIP Term Document;

(iii)

any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the DIP Term Obligations or any guarantee or guaranty thereof; or

(iv)

any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the DIP Term Obligations, or of any of the DIP ABL Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7
MISCELLANEOUS

SECTION 7.1  RIGHTS OF SUBROGATION. The DIP Term Agent, for and on behalf of itself and the DIP Term Lenders, agrees that no payment to the DIP ABL Agent or any DIP ABL Lender pursuant to the provisions of this Agreement shall entitle the DIP Term Agent or any DIP Term Lender to exercise any rights of subrogation in respect thereof until the Discharge of DIP ABL Obligations shall have occurred. Following the Discharge of DIP ABL Obligations, the DIP ABL Agent agrees to execute such documents, agreements, and instruments as the DIP Term Agent or any DIP Term Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the DIP ABL Obligations resulting from payments to the DIP ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the DIP ABL Agent are paid by such Person upon request for payment thereof, the DIP ABL Agent, for and on behalf of itself and the DIP ABL Lenders, agrees that no payment to the DIP Term Agent or any DIP Term Lender pursuant to the provisions of this Agreement shall entitle the DIP ABL Agent or any DIP ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of DIP Term Obligations shall have occurred. Following the Discharge of DIP Term Obligations, the DIP Term Agent agrees to execute such documents, agreements, and instruments as the DIP ABL Agent or any DIP ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the DIP Term Obligations resulting from payments to the DIP Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the DIP Term Agent are paid by such Person upon request for payment thereof.

SECTION 7.2  FURTHER ASSURANCES. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the DIP ABL Agent or the DIP Term Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment Or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

SECTION 7.3  REPRESENTATIONS. The DIP Term Agent represents and warrants to the DIP ABL Agent that it has the requisite power and authority under the DIP Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the DIP Term Lenders. The DIP ABL Agent represents and warrants to the DIP Term Agent that it has the requisite power and authority under the DIP ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the DIP ABL Lenders.

SECTION 7.4  AMENDMENTS. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the DIP Term Agent and the DIP ABL Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.5  ADDRESSES FOR NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

DIP Term Agent:

DDJ Capital Management, LLC

130 Turner Street, Building 3, Suite 600,

Waltham, MA 02453,

Attention:  David L. Goolgasian, Jr.

Telecopier No.: (781) 283-8541

Telephone No.: (781) 283-8500

with a copy to:

Shearman & Sterling

599 Lexington Avenue

New York, New York 10022

Attention: Michael Baker and Michael Torkin

Telecopier No.:  (212) 848-8283

Telephone No.: (646) 848-8283

DIP ABL Agent:

General Electric Capital Corporation

299 Park Avenue

3rd Floor

New York, NY 10171

Attention: Tom Morante or Milacron Account Manager

Telecopier No.: (646) 428-7094

Telephone No.: (212) 309-8769

with copies to:

General Electric Capital Corporation

201 Merritt Seven

Norwalk, Connecticut 06851

Attention: Milacron - Loan Servicer

Telecopier No.: (203) 229-5731

Telephone No.: (203) 229-5792

 and

General Electric Capital Corporation

401 Merritt Seven, Second Floor

Norwalk, Connecticut 06851

Attention:  Corporate Counsel – Corporate Lending

Telecopier No.: (203) 956-4001

Telephone No.: (203) 229-1492

and (which notice shall not constitute notice to the DIP ABL Agent)

Paul, Hastings, Janofsky & Walker LLP

600 Peachtree Street, Suite 2400

Atlanta, Georgia 30308

Attention: Jesse H. Austin, III, Esq.

Telecopier No.: (404) 815-2424

Telephone No.: (404) 815-2208

SECTION 7.6  NO WAIVER, REMEDIES. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.7  CONTINUING AGREEMENT, TRANSFER OF SECURED OBLIGATIONS. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of DIP ABL Obligations and the Discharge of DIP Term Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the DIP ABL Agent, any DIP ABL Lender, the DIP Term Agent, or any DIP Term Lender may assign or otherwise transfer all or any portion of the DIP ABL Obligations or the DIP Term Obligations, as applicable, to any other Person (other than any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor or any Affiliate of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor and any Subsidiary of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the DIP ABL Agent, the DIP Term Agent, any DIP ABL Lender, or any DIP Term Lender, as the case may be, herein or otherwise. The DIP ABL Secured Parties and the DIP Term Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

SECTION 7.8  GOVERNING LAW; ENTIRE AGREEMENT. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.9  COUNTERPARTS. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.  Delivery by facsimile transmission or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of a manual counterpart of this Agreement.

SECTION 7.10  NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the DIP ABL Agent, DIP ABL Lenders, DIP Term Agent and DIP Term Lenders. No other Person (including any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor or any Affiliate of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor, or any Subsidiary of any DIP ABL Borrower, any DIP ABL Guarantor, the DIP Term Borrower, any DIP Term Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

SECTION 7.11  HEADINGS. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

SECTION 7.12  SEVERABILITY. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

SECTION 7.13  ATTORNEYS FEES. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

SECTION 7.14  VENUE; JURY TRIAL WAIVER.

(a)

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY TERM SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY DIP ABL DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)

EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)

EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 7.15  INTERCREDITOR AGREEMENT. This Agreement is the Intercreditor Agreement referred to in the DIP ABL Credit Agreement and the DIP Term Credit Agreement. Nothing in this Agreement shall be deemed to subordinate the right of any DIP ABL Secured Party to receive payment to the right of any DIP Term Secured Party to receive payment or of any DIP Term Secured Party to receive payment to the right of any DIP ABL Secured Party to receive payment (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

SECTION 7.16  NO WARRANTIES OR LIABILITY. The DIP Term Agent and the DIP ABL Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other DIP ABL Document or any DIP Term Document. Except as otherwise provided in this Agreement, the DIP Term Agent and the DIP ABL Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

SECTION 7.17  CONFLICTS. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Document, the provisions of this Agreement shall govern.

SECTION 7.18  INFORMATION CONCERNING FINANCIAL CONDITION OF THE CREDIT PARTIES. Each of the DIP Term Agent and the DIP ABL Agent hereby assume responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the DIP ABL Obligations or the DIP Term Obligations. The DIP Term Agent and the DIP ABL Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the DIP Term Agent or the DIP ABL Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

ACKNOWLEDGMENT

Each DIP ABL Borrower, each DIP ABL Guarantor, the DIP Term Borrower and each DIP Term Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the DIP ABL Agent, the DIP ABL Lenders, the DIP Term Agent, and the DIP Term Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each DIP ABL Borrower, each DIP ABL Guarantor, the DIP Term Borrower and each DIP Term Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

BORROWERS:

MILACRON INC.

By: _____________________________

CIMCOOL INDUSTRIAL PRODUCTS INC.

By: ___________________________________

MILACRON MARKETING COMPANY

By: ______________________________

MILACRON PLASTICS TECHNOLOGIES GROUP INC.

By: ______________________________

D-M-E COMPANY

By:________________________

GUARANTORS:

MILACRON CAPITAL HOLDINGS B.V.

By: _________________________

MILACRON CANADA LTD.

By: ___________________________

Schedule A

DIP ABL Priority Collateral Accounts

Schedule B

DIP ABL Guarantors and DIP Term Guarantors

DIP ABL Guarantors:

MILACRON CAPITAL HOLDINGS B.V.

MILACRON CANADA LTD.

DIP Term Guarantors:

CIMCOOL INDUSTRIAL PRODUCTS INC.

D-M-E COMPANY

MILACRON MARKETING COMPANY

MILACRON PLASTICS TECHNOLOGIES GROUP INC.

MILACRON CAPITAL HOLDINGS B.V.

MILACRON CANADA LTD.

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